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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 2006

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                                     EXX INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           NEVADA                        1-5654                 88-0325271
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF ORGANIZATION)                                    IDENTIFICATION NUMBER)


   1350 EAST FLAMINGO ROAD, SUITE 689
            LAS VEGAS, NEVADA                           89119-5263
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 598-3223
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act.

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD; TRANSFER OF LISTING.

         On May 25, 2006, EXX Inc (the "Company") received a notice from The American Stock Exchange ("Amex") indicating that the Company is not in compliance with listing requirements under Section 301 of the Amex Company Guide requiring the Company to file an application for the listing of additional shares with respect to 250,000 shares of Class B Common Stock which were authorized to be issued to David A. Segal, the Company's Chairman, Chief Executive Officer, and Chief Financial Officer pursuant to a performance award issued to Mr. Segal in 2003. The Company expects to file the required listing of additional shares application on or before June 8, 2006 and believes that upon that filing it will be in compliance with all applicable continued listing requirements. Amex has informed the Company that failure to submit the additional shares application by June 8, 2006 and/or any subsequent failure to comply with any other continued listing requirements will result in the Amex assessing the Company's continued listing eligibility including, as appropriate, the application of continued listing evaluation and follow-up proceedings specified in Section 1009 of the Amex Company Guide and/or initiation of delisting proceedings.

         On June 1, 2006, the Company issued a press release announcing the matters discussed herein. A copy of such press release is included as
Exhibit 99 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) The following exhibit is filed as part of this report:

          Exhibit Number                     Description
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               99                  Press Release issued by the Company
                                   on June 1, 2006.



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                                 SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  EXX INC




Date:  June 1, 2006                        By:    /s/ David A. Segal
                                                  --------------------------
                                                  Chairman of the Board
                                                  Chief Executive Officer
                                                  Chief Financial Officer




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                                EXHIBIT INDEX


Exhibit No.                Description
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99                         Press Release, dated June 1, 2006